Supplement dated December 17, 2008 to the MTB Retail Funds Prospectus and the MTB Institutional

Funds Prospectus, each dated August 31, 2008

Subject to shareholder approval, on or about the close of business on March 27, 2009, certain funds of the MTB Group of Funds (“Target Funds”) will be merged into certain other funds of the MTB Group of Funds (“Surviving Funds,” and collectively with the Target Funds, the “Funds”), as listed below:

The proposed mergers are as follows:

Target Funds	Corresponding Surviving Funds

MTB Large Cap Stock Fund	MTB Large Cap Growth Fund

MTB Mid Cap Stock Fund	MTB Mid Cap Growth Fund

MTB Small Cap Stock Fund	MTB Small Cap Growth Fund

MTB Equity Income Fund	MTB Large Cap Value Fund

At a meeting of the Board of Trustees (“Board”) of the MTB Group of Funds held on December 3-4, 2008, the Board determined that the proposed mergers were in the best interests of the Funds and their shareholders. The Board also approved Plans of Reorganization (“Plans”) for the Funds. Each proposed Plan contemplates that a Surviving Fund will acquire all of the assets of the corresponding Target Fund in exchange for Class A, B and Institutional I shares in the Surviving Fund, which the Target Fund will distribute to its Class A, B and Institutional I shareholders, respectively, in exchange for their Target Fund shares.

The Board believes that the proposed mergers will benefit the Funds and their shareholders. Each proposed merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Effective as of the close of business on December 31, 2008, each Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the mergers.

The proposed mergers of the Target Funds into the Surviving Funds will require the approval of the shareholders of the Target Funds in order to be effective. A shareholder meeting is being called for that purpose, on or about March 12, 2009 and, provided that appropriate shareholder approval is obtained, it is expected that the mergers will be completed on or about March 27, 2009. Shareholders of the Surviving Funds will NOT be solicited for approval of the proposed mergers. Shareholders of the Target Funds will receive proxy solicitation materials providing them with information about the Surviving Funds.

All legal, accounting, printing and mailing costs associated with the reorganizations and the related shareholder proxy solicitation will be shared by the Funds and MTBIA as follows: each Target Fund, 25%; each Surviving Fund, 25%; and MTBIA, 50%. A Surviving Fund will incur brokerage commissions and other trading-related expenses in connection with any sales of Target Fund assets that are necessary to align the Target Fund’s assets with the Surviving Fund’s investment objective and strategies.

The following amends and replaces certain information on pages 118-121 of the Combined Retail Funds Prospectus and pages 105-107 of the Combined Institutional Funds Prospectus under the section titled “Who Manages the Funds?” for MTB Small Cap Stock Fund.

Effective December 31, 2008, Michael Malouf resigned as Portfolio Manager of CopperRock Capital Partners, LLC (“CopperRock”), sub-adviser to the growth portion of the MTB Small Cap Stock Fund. Upon Mr. Malouf’s resignation, Tucker Walsh, Portfolio Manager of CopperRock, will solely manage the day-to-day operations of the MTB Small Cap Stock Fund. Accordingly, as of January 1, 2009, all references to Mr. Malouf in the prospectus are hereby deleted and replaced with the following:

Tucker Walsh, Head of Portfolio Management, manages the growth portion of the Small Cap Stock Fund.

Supplement dated December 17, 2008 to the Combined Retail/Institutional Funds Statement of Additional

Information (“SAI”) dated August 31, 2008

Subject to shareholder approval, on or about the close of business on March 27, 2009, certain funds of the MTB Group of Funds (“Target Funds”) will be merged into certain other funds of the MTB Group of Funds (“Surviving Funds,” and collectively with the Target Funds, the “Funds”), as listed below:

The proposed mergers are as follows:

Target Funds	Corresponding Surviving Funds

MTB Large Cap Stock Fund	MTB Large Cap Growth Fund

MTB Mid Cap Stock Fund	MTB Mid Cap Growth Fund

MTB Small Cap Stock Fund	MTB Small Cap Growth Fund

MTB Equity Income Fund	MTB Large Cap Value Fund

At a meeting of the Board of Trustees (“Board”) of the MTB Group of Funds held on December 3-4, 2008, the Board determined that the proposed mergers were in the best interests of the Funds and their shareholders. The Board also approved Plans of Reorganization (“Plans”) for the Funds. Each proposed Plan contemplates that a Surviving Fund will acquire all of the assets of the corresponding Target Fund in exchange for Class A, B and Institutional I shares in the Surviving Fund, which the Target Fund will distribute to its Class A, B and Institutional I shareholders, respectively, in exchange for their Target Fund shares.

The Board believes that the proposed mergers will benefit the Funds and their shareholders. Each proposed merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Effective as of the close of business on December 31, 2008, each Target Fund will be closed to new investors, but may continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the mergers.

The proposed mergers of the Target Funds into the Surviving Funds will require the approval of the shareholders of the Target Funds in order to be effective. A shareholder meeting is being called for that purpose, on or about March 12, 2009 and, provided that appropriate shareholder approval is obtained, it is expected that the mergers will be completed on or about March 27, 2009. Shareholders of the Surviving Funds will NOT be solicited for approval of the proposed mergers. Shareholders of the Target Funds will receive proxy solicitation materials providing them with information about the Surviving Funds.

All legal, accounting, printing and mailing costs associated with the reorganizations and the related shareholder proxy solicitation will be shared by the Funds and MTBIA as follows: each Target Fund, 25%; each Surviving Fund, 25%; and MTBIA, 50%. A Surviving Fund will incur brokerage commissions and other trading-related expenses in connection with any sales of Target Fund assets that are necessary to align the Target Fund’s assets with the Surviving Fund’s investment objective and strategies.

The following supplements, amends and replaces certain information on page 65-66 of the Combined Retail/ Institutional Statement of Additional Information under the section titled “Portfolio Manager Information–Copper Rock Capital Partners LLC” for MTB Small Cap Stock Fund:

Effective January 1, 2009, all references to Michael Malouf in the SAI are hereby deleted and replaced with the following:

Compensation (CopperRock). The Portfolio Manager has significant equity ownership in the firm along with a competitive salary, and a yearly bonus. Bonuses and equity ownership have the opportunity to be substantial with strong investment performance coupled with the financial success of the firm. Salary is fixed. The Portfolio Manager is an equity owner of the firm with a bonus based on the success of the firm and not on specific funds.